Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, G. Moffett Cochran, the Chief Executive Officer, Chairman and Director of Silvercrest Asset Management Group Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•

The Quarterly Report on Form 10-Q of the Company for the three and nine months ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

•	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ G. Moffett Cochran
G. Moffett Cochran
Chief Executive Officer, Chairman and Director
(Principal Executive Officer)

Date: November 13, 2013

The foregoing certification is being furnished to the Securities and Exchange Commission as part of the accompanying report on Form 10-Q.